UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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☒	Soliciting Material Pursuant to §240.14a-12

Citrix Systems, Inc.

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On January 31, 2022, Citrix Systems, Inc. (the “Company”) made the following announcements via a social media outlet regarding the proposed acquisition of the Company by Picard Parent, Inc., a Delaware Corporation and entity wholly owned by funds affiliated with TIBCO Software, Inc. (“Parent”), and proposed merger of the Company with Picard Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated January 31, 2022, by and among the Company, Parent and Sub.

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Today, we announced an exciting new chapter at Citrix. Becoming a privately held company will give us the flexibility to provide customer choice and accelerate our SaaS transformation. We also believe it will give us the space to accelerate our defined growth strategy to build the industry’s leading platform for secure hybrid work.

Citrix is a recognized industry leader in application and desktop virtualization, desktops as a service (DaaS), and application delivery and security. And combining with TIBCO will bring us together with the leader in enterprise integration and data management to provide our customers with a complete secure infrastructure for the modern enterprise.

To our customers, we remain as committed as ever to delivering the exceptional service you expect and deserve. And this will not change. We only expect to be able to move more quickly than ever to deliver the right solutions to enable your most pressing business needs.

To our partners, I hope you are as excited as I am to look forward to an even larger portfolio of products that we can bring to our mutual customers to enable their secure hybrid infrastructure needs.

As we move toward the closing of the deal, which we expect to occur later this year, we will have more information and exciting details to share with you all. But for now, please know that you—our customers and partners—have my commitment that we will not miss a beat in our work with you. It is business as usual for us, helping organizations around the world modernize their IT and empower secure hybrid work for their teams.

You can find more information, in the announcement press release:

https://www.citrix.com/news/announcements/jan-2022/takeprivate.html

Additional Information and Where to Find It

This communication has been prepared in respect of the proposed transaction involving the Company and affiliates of Vista and Elliott, and may be deemed to be soliciting material relating to the Merger. In connection with the transaction, the Company will file a proxy statement on Schedule 14A relating to a special meeting of its stockholders with the Securities and Exchange Commission (the “SEC”). Additionally, the Company may file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of the Company are urged to read carefully and in their entirety the proxy statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the Merger and related matters. The definitive proxy statement will be filed with the SEC and mailed or otherwise made available to the Company’s securityholders. Investors and securityholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction that are filed by the Company with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of the Company’s website at www.investors.citrix.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in respect of the Merger. Information about the Company’s directors and executive officers is set forth in the proxy statement for the Company’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 16, 2021. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement for the Stockholder Meeting and other relevant materials to be filed with the SEC in respect of the proposed Merger when they become available.

Forward Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (ii) the failure to obtain the Stockholder Approval; (iii) the failure to obtain certain required regulatory approvals to the completion of the proposed Merger or the failure to satisfy any of the other conditions to the completion of the proposed Merger; (iv) any difficulties of Vista or Elliott in financing the Merger as a result of uncertainty or adverse developments in the debt or equity capital markets or otherwise; (v) the effect of the announcement of the proposed Merger on the ability of the Company to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (vi) the response of competitors to the proposed Merger; (vii) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed Merger; (viii) the ability to meet expectations regarding the timing and completion of the proposed Merger; (ix) significant costs associated with the proposed Merger; (x) potential litigation relating to the proposed Merger; (xi) restrictions during the pendency of the proposed Merger that may impact the Company’s ability to pursue certain business opportunities; and (xii) the other risks, uncertainties and factors detailed in the Company’s filings with the SEC, including in the Company’s Annual Report on Form 10-K, filed February 8, 2021 and subsequent Quarterly Reports on Form 10-Q. As a result of such risks, uncertainties and factors, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. The Company is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.